EXHIBIT 32.2

Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350 as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, John Stanfield, Chief Financial Officer of Healthcare Services Acquisition Corporation (the “Company”), hereby certify, that, to my knowledge:

(1)
the Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 16, 2022
	By:	/s/ John Stanfield
John Stanfield
Chief Financial Officer
(Principal Financial Officer)